EATON VANCE INCOME FUND OF BOSTON
Supplement to Prospectus dated March 1, 2013

The following replaces the first two paragraphs of “Boston Income Portfolio.” under “Management and Organization”:

Under its investment advisory agreement with Boston Income Portfolio, BMR receives a monthly advisory fee equivalent to 0.625% annually of the average daily net assets of the Portfolio throughout the month.  Income Fund of Boston is allocated its pro rata share of the advisory fee paid by the Portfolio.  BMR has contractually agreed to reduce its advisory fee as follows:

Average Daily Net Assets	Annual Fee Rate
up to $1.5 billion	0.625%
$1.5 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion but less than $10 billion	0.555%
$10 billion and over	0.535%

These contractual fee reductions cannot be terminated or decreased without the approval of the Portfolio’s Board of Trustees and its shareholders and are intended to continue indefinitely.  For the fiscal year ended October 31, 2012, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.59%.

May 2, 2013	6583-5/13 DGHLPS